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                                                                   EXHIBIT 99.01

                             OFFICERS' CERTIFICATE

                  The undersigned, Scott A. LaPorta and Wes Allison, do hereby certify that they are duly appointed and the Executive Vice President and Chief Financial Officer, and Vice President and Controller, respectively, of PARK PLACE ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of November 9, 1999, between the Company and Wells Fargo Bank Minnesota, N.A. (formerly Norwest Bank Minnesota, N.A.), as Trustee (the "Indenture"), that:

                  A. Pursuant to resolutions duly adopted by the Note Committee of the Company on September 12, 2000, a series of Debt Securities (as defined in the Indenture) to be issued under the Indenture has been established (the "Notes"), with the following terms (capitalized terms used herein and not otherwise defined herein have the meanings and references to Article numbers are to those set forth in the Indenture):

                  (1) The Notes shall constitute a series of Debt Securities having the title "8.875 % Senior Subordinated Notes due 2008."

                  (2) The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 11.06 or
         13.07 of the Indenture) shall be $400,000,000.

                  (3) The entire outstanding principal of the Notes shall be payable on September 15, 2008 (the "Maturity Date").

                  (4) The date from which such interest shall accrue shall be September 19, 2000; the Interest Payment Dates on which such interest will be payable shall be March 15 and September 15 of each year, beginning March 15, 2001; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the preceding March 1 (in the case of interest payable on any March 15) and September 1 (in the case of interest payable on any September 15); and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

                  (5) Payments in respect of the Notes represented by Global Notes (including principal, premium, if any, and interest) will be made in immediately available funds to the accounts specified by the U.S. Depositary.

                  (6) Upon not less than 30 nor more than 60 days' notice, the Company may redeem the Notes in whole but not in part at any time at a redemption price equal to 100% of the principal amount thereof plus the Make-Whole Premium (as defined in paragraph 14(D)), together with accrued and unpaid interest thereon, if any, to the applicable Redemption Date. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed at its registered address. Notes called for redemption become due on the


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         date fixed for redemption. On and after the Redemption Date, interest ceases to accrue on Notes called for redemption.

                  (7) The Notes will not have the benefit of any sinking fund.

                  (8) The Notes shall be issued in denominations of $1,000 and any integral multiple thereof.

                  (9) The Trustee shall be the Security Registrar and Paying Agent.

                  (10) The entire outstanding principal amount of the Notes shall be payable upon declaration of acceleration of the maturity of such series pursuant to Section 5.02 of the Indenture.

                  (11) Payments of the principal and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

                  (12) The Notes will be payable at Maturity in an amount equal to the principal amount thereof plus unpaid interest accrued to such Maturity.

                  (13) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

                  (14) (A) There shall be the following additions and changes to the Events of Default set forth in the Indenture with respect to the
         Notes:

                       The following additional remedy will apply to the
         Notes: In the case of an Event of Default arising from certain events of bankruptcy or insolvency of Park Place, all outstanding Notes will become due and payable immediately without further action or notice by the holders of Notes or the trustee.

                       The following Event of Default replaces the fifth Event of Default identified in Section 5.01 of the Indenture under "Events of Default" with respect to the Notes:

                       (5) the acceleration of the maturity of Debt of the Company (other than Non-recourse Debt), at any one time, in an aggregate amount in excess of the greater of (i) $25 million and (ii) 5% of Consolidated Net Tangible Assets, if such acceleration is not annulled within 30 days after written notice to the Company by the Trustee and the Holders of at least 25% in principal amount of the outstanding Notes.

                       (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes:

                  LIMITATION ON LIENS. Other than as set forth below under "Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any of its Subsidiaries may create, assume or suffer to exist any Lien:


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                  (1)      upon any Principal Property;

                  (2) upon any shares of Capital Stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary; or

                  (3)      securing Debt of any Restricted Subsidiary,

         without equally and ratably securing the Notes with, or prior to, the Debt secured by such Lien, for so long as such Debt shall be so secured,

         PROVIDED, HOWEVER, that this limitation will not apply to:

                           (a) Liens existing on the date of issuance of the
                  Notes;

                           (b)      Liens existing:

                                    -   on property at the time of acquisition
                                        through a merger, a consolidation or
                                        otherwise by the Company or a Restricted
                                        Subsidiary; or

                                    -   Liens existing on property or securing
                                        Debt of, or Capital Stock of any
                                        corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary;

                           (c) Liens to secure Debt with respect to all or any
                  part of the acquisition cost or the cost of construction or improvement of property, PROVIDED, such Debt is incurred and related Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof;

                           (d) Liens on shares of Capital Stock or property of a
                  Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of such Restricted Subsidiary, PROVIDED that such Debt is incurred and related Liens are created within 24 months of the acquisition of such Restricted Subsidiary and such Debt does not exceed the acquisition cost of such Restricted Subsidiary;

                           (e) Liens to secure Debt incurred to construct
                  additions to, or to make Capital Improvements to, properties of the Company or any Restricted Subsidiary, PROVIDED such Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such Debt does not exceed the cost of such construction or Capital Improvements;

                           (f) Liens in favor of the Company or another
                  Restricted Subsidiary;


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                           (g) Liens to secure Debt on which interest payments
                  are exempt from Federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended;

                           (h) Liens on the equity interest of the Company or
                  any Restricted Subsidiary in any Joint Venture or any Restricted Subsidiary which owns an equity interest in such Joint Venture to secure Debt, PROVIDED the amount of such Debt is contributed and/or advanced solely to such Joint Venture;

                           (i) Liens securing Senior Debt and Liens on assets of
                  a Subsidiary securing Debt of that Subsidiary;

                           (j) any extension, renewal or replacement, in whole
                  or in part, of any Liens referred to in the foregoing clauses
                  (a) through (i) or of any Debt secured thereby, including premium, if any, PROVIDED that the aggregate principal amount secured does not exceed:

                           - the greater of (1) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment, and (2) 80% of the fair market value (in the opinion of the Company's Board of Directors) of the properties subject to such extension, renewal or replacement, plus

                           - any reasonable fees and expenses associated with such extension, renewal or replacement,

                  and PROVIDED, FURTHER, that in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in the foregoing clauses (a) through
                  (i);

                           (k) purchase money liens on personal property;

                           (l) Liens to secure payment of workers' compensation
                  or insurance premiums, or relating to tenders, bids or contracts (except contracts for the payment of money);

                           (m) Liens in connection with tax assessments or other
                  governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

                           (n) mechanic's, materialman's, carrier's or other
                  like Liens, arising in the ordinary course of business; and

                           (o) Liens in favor of any domestic or foreign
                  government or governmental body in connection with contractual or statutory obligations.


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                  LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. Other than as provided below under "--Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary will enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property ("Sale and Lease-Back Transaction"), unless either:

                           (a) the Company or such Restricted Subsidiary would
                  be entitled, pursuant to the provisions described in clauses
                  (a) through (o) under "--Limitation on Liens" above, to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the Notes; or

                           (b)      an amount equal to:

                                    -   the greater of the net cash proceeds of
                                        such sale or the fair market value of
                                        such property (in the opinion of the
                                        Company's Board of Directors), less

                                    - the fair market value (in the opinion of the Company's Board of Directors) of any noncash proceeds of the sale of such property (provided such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of its Restricted Subsidiaries),

                  is applied within 180 days to the retirement or other discharge of the Notes or Pari Passu Debt.

                  EXEMPTED LIENS AND SALE AND LEASE-BACK TRANSACTIONS. Notwithstanding the restrictions set forth in "--Limitation on Liens" and "--Limitation on Sale and Lease-Back Transactions," the Company or any Restricted Subsidiary may create, assume or suffer to exist Liens or enter into Sale and Lease-Back Transactions not otherwise permitted as described above, PROVIDED that at the time of such event, and after giving effect thereto, the sum of outstanding Debt secured by such Liens (not including Liens permitted under "--Limitation on Liens" above) plus all Attributable Debt in respect of such Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under "--Limitation on Sale and Lease-Back Transactions"), measured, in each case, at the time any such Lien is incurred, or any such Sale and Lease-Back Transaction is entered into, by the Company and Restricted Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets.

                  REPORTS. Whether or not required by the Commission, so long as any Notes are outstanding, the Company will file with the applicable trustee such of the


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         supplementary and periodic information, documents and reports which may be required pursuant to Section 13 or Section 15(d) of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (C) The following additional provisions shall apply to the
         Notes:

                  SECURITIES SUBORDINATE TO SENIOR DEBT. The Company covenants and agrees, and each Holder of a Note, by its acceptance thereof, likewise covenants and agrees, for the benefit of the Holders, from time to time, of Senior Debt that, to the extent and in the manner hereinafter set forth in this paragraph 14(C), the Debt represented by the Notes and the payment of the principal of (and premium, if any) and interest on each and all of the Notes are hereby expressly made subordinate and subject in right of payment as provided in this paragraph 14(C) to the prior payment in full in cash or cash equivalents of all Senior Debt; PROVIDED, HOWEVER, that the Notes, the Debt represented thereby and the payment of the principal of (and premium, if any) and interest on the Notes in all respects shall rank equally with, or prior to, all existing and future senior subordinated indebtedness (including, without limitation, Debt) of the Company that is subordinated to Senior Debt and shall rank PARI PASSU with the Company's 9 3/8% Senior Subordinated Notes due 2007.

                  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or other marshaling of assets or liabilities of the Company (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety upon the terms and conditions described under Article Ten), then and in any event:

                           - the Holders of Senior Debt will be entitled to receive payment in full in cash or Cash Equivalents of all Senior Debt (including interest after the commencement of any bankruptcy, insolvency or similar proceeding at the rate specified in the applicable Senior Debt, whether or not such interest is an allowed claim in any such proceeding), or provision shall be made for such payment in full, before the Holders of Notes will be entitled to receive any payment or distribution of any kind or character (other than any payment made pursuant to Article Fifteen from monies or U.S. Government Obligations previously deposited with the Trustee) on account of principal of, or premium, if any, or interest on the Notes; and

                           - any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than payments made pursuant to Article Fifteen from monies or U.S.


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                                    Government Obligations previously deposited
                                    with the Trustee), by set-off or otherwise, to which the Holders of the Notes or the Trustee would be entitled but for the provisions of the Indenture shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of Senior Debt or their representative or representatives ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Holders of such Senior Debt.

                           The consolidation of the Company with, or the merger
                  of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Ten shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this paragraph 14(C) if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Ten.

                           SUSPENSION OF PAYMENT WHEN DESIGNATED SENIOR DEBT IN
                  DEFAULT.

                           (a) Upon the occurrence and continuance beyond the applicable grace period of a Payment Default, no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than payments made pursuant to Article Fifteen from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Notes or on account of the purchase, redemption or other acquisition of Notes until such Payment Default shall have been cured or waived in writing from any representative of a Holder of Designated Senior Debt or shall have ceased to exist or such Designated Senior Debt shall have been discharged or paid in full in cash or cash equivalents, after which the Company shall resume making any and all required payments in respect of the Notes, including any missed payments.

                           (b) Unless the provisions of "--Payment Over of Proceeds Upon Dissolution, Etc." shall be applicable upon (i) the occurrence of a Non-Payment Default or (ii) receipt by the Trustee of written notice thereof from the Company or any representative of a Holder of Designated Senior Debt (a "Payment Blockage Notice"), then no payment or distribution of any assets of the Company of any kind or character, whether in cash, property or securities (other than payments made pursuant to Article


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         Fifteen from monies or U.S. Government Obligations previously deposited with the Trustee), may be made by or on behalf of the Company on account of principal of, premium, if any, or interest on the Notes or on account of the purchase, redemption or other acquisition of Notes for a period (a "Payment Blockage Period") commencing on the date of receipt by the Trustee of a Payment Blockage Notice and shall end on the earliest of (i) 179 days thereafter (PROVIDED that any Designated Senior Debt as to which notice was given shall not theretofore have been accelerated, in which case the provisions of paragraph (a) shall apply), (ii) the date on which such Non-Payment Default is cured, waived or ceases to exist or such Designated Senior Debt is discharged or paid in full in cash or Cash Equivalents or (iii) the date on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from such representative initiating such Payment Blockage Period, after which the Company will resume making any and all required payments in respect of the Notes, including any missed payments. In any event, no new Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of the delivery of any Payment Blockage Notice to the Trustee shall be, or can be made, the basis for the commencement of a subsequent Payment
         Blockage Notice, unless such default has been cured or waived for a period of not less than 180 consecutive days subsequent to the commencement of such initial Payment Blockage Period.

                           In the event that, notwithstanding the foregoing and the provisions of "--Payment Over of Proceeds Upon Dissolution, Etc.," any payments or distribution shall be made to the Trustee which is prohibited by the foregoing provisions of this Section and the provisions of "--Payment Over of Proceeds Upon Dissolution, Etc.," then and in such event such payment shall be paid over and delivered forthwith by the Trustee to any representative of Holders of Designated Senior Debt, as their interests may appear, for application to the Designated Senior Debt.

                           PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this paragraph 14(C) or elsewhere in the Indenture or in any of the Notes shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in the provisions of "--Payment Over of Proceeds Upon Dissolution, Etc." or under the conditions described in the provisions of "--Suspension of Payment When Designated Senior Debt in Default," from making payments at any time of principal of, and premium, if any, or interest on the Notes.

                           SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT. Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated (equally and ratably with the Holders of all Pari Passu Debt of the Company) to the rights of the Holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt to the extent that distributions otherwise payable to the Holders of the Notes have been applied to the payment of Senior Debt. For purposes of such subrogation, no payments or distributions to the Holders of Senior Debt of any cash, property or securities to which the Holders of the Notes or the


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         Trustee would be entitled except for the provisions of this paragraph
         14(C), and no payments over pursuant to the provisions of this paragraph 14(C) to the Holders of Senior Debt by Holders of the Notes or on their behalf or by the Trustee, shall, as among the Company, its creditors other than Holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt; it being understood that the provisions of this paragraph 14(C) are intended solely for the purpose of determining the relative rights of the Holders of Notes, on the one hand, and the Holders of Senior Debt, on the other hand.

                           PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this paragraph 14(C) are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the Holders of Senior Debt on the other hand. Nothing contained in this paragraph 14(C) or elsewhere in the Indenture or in the Notes is intended to or shall (a) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, and premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the Holders of Senior Debt; or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this paragraph 14(C) of the Holders of Senior Debt.

                           TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Note by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this paragraph 14(C) and appoints the Trustee his attorney-in-fact for any and all such purposes.

                           NO WAIVER OF SUBORDINATION PROVISIONS.

                           (a) No right of any present or future Holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Holder, or by any non-compliance by the Company with the terms, provisions and covenants of the Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.

                           (b) Without in any way limiting the generality of paragraph (a) of this Section, the Holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this paragraph 14(C) or the obligations hereunder of the Holders to the Holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior


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         Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                           DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to Holders of Senior Debt, the distribution may be made and the notice given to the applicable trustee, agent or representative for the Holders of such Senior Debt (a "Representative").

                           Upon any payment or distribution of assets of the Company referred to in this paragraph 14(C), the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the Holders of the Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other acts pertinent thereto or to this paragraph 14(C).

                           The Company must promptly notify Holders of Senior Debt if payment of the Notes is accelerated because of an Event of Default.

                           NOTICE TO TRUSTEE.

                           (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this paragraph 14(C) or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company, a Holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, and premium, if any, or interest on any Notes), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                           (b) Subject to Sections 315(a) through 315(d) of the Trust Indenture Act, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a Holder of Senior Debt (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Holder of Senior Debt (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a Holder of

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         Senior Debt to participate in any payment or distribution pursuant to this paragraph 14(C), the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this paragraph 14(C) and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                           RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
         LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this paragraph 14(C), the Trustee, subject to Sections 315(a) through 315(d) of the Trust Indenture Act, and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Holders of Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this paragraph 14(C); PROVIDED that such court, trustee, receiver, custodian, assignee, agent or other Person has been apprised of, or the order, decree or certificate makes reference to, the provisions of this paragraph 14(C).

                           RIGHTS OF TRUSTEE AS A HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this paragraph 14(C) with respect to any Senior Debt which may at any time be held by it, to the same extent as any other Holder of Senior Debt, and nothing in the Indenture shall deprive the Trustee of any of its rights as such Holder.

                           ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this paragraph 14(C) shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this paragraph 14(C) in addition to or in place of the Trustee; provided, however, that the provisions of "--Article Applicable to Payment Agent" shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                           NO SUSPENSION OF REMEDIES. If the Company fails to make any payments on the Notes when due or within any applicable grace period, whether or not on account of the subordination provisions referred to in this paragraph 14(C), such failure would constitute an Event of Default under the Indenture and would enable the Holders of the Notes to accelerate the maturity thereof pursuant to Article Five. Nothing contained in this paragraph 14(C) shall limit the right of the Trustee or the Holders of

         Notes to take any action to accelerate the maturity of the Notes pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

                           TRUST MONEYS NOT SUBORDINATED. Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Fifteen by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Fifteen and not in violation of the provisions of "--Suspension of Payment when Designated Senior Debt in Default" hereof for the payment of principal of (and premium, if any) and interest on the Notes shall not be subordinated to the prior payment of any Senior Debt or subject to the restrictions set forth in this paragraph 14(C), and none of the Holders shall be obligated to pay over any such amount to the Company or any Holder of Senior Debt or any other creditor of the Company.

                           TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT. The Trustee shall not be deemed to owe any fiduciary duty to the Holders of Senior Debt and shall not be liable to any such Holders if the Trustee shall mistakenly, in the absence of gross negligence or willful misconduct, pay over or distribute to Holders of Notes or to the Company or to any other person cash, property or securities to which any Holders of Senior Debt shall be entitled by virtue of this paragraph 14(C) or otherwise. With respect to the Holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this paragraph 14(C) and no implied covenants or obligations with respect to Holders of Senior Debt shall be read into the Indenture against the Trustee.

                  (D) As used in paragraphs 14(A), 14(B) and 14(C) above, the following terms have the meanings set forth below:

                  "Attributable Debt" with respect to any Sale and Lease-Back Transaction that is subject to the restrictions described under "--Limitation on Sale and Lease-Back Transactions" means the present value of the minimum rental payments called for during the term of the lease (including any period for which such lease has been extended), determined in accordance with GAAP, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

                  "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

                  "Capital Stock" means with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's Capital Stock, and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

                  "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) in each case maturing within one year after the date of acquisition,
         (ii) time deposits and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500 million and commercial paper issued by others rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing within one year after the date of acquisition and (iii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) and (ii) above.

                  "Consolidated Net Tangible Assets" means the total amount of assets (including investments in Joint Ventures) of the Company and its Subsidiaries (less applicable depreciation, amortization and other valuation reserves) after deducting therefrom (a) all current liabilities of the Company and its Subsidiaries (excluding (i) the current portion of long-term indebtedness, (ii) intercompany liabilities and (iii) any liabilities which are by their terms renewable or extendible at the option of the obligor thereon to a time more than 12 months from the time as of which the amount thereof is being computed) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with GAAP.

                  "Credit Facilities" means, with respect to the Company, one or more debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

                  "Debt" means notes, bonds, debentures or other similar evidences of Debt for borrowed money or guarantee of any of the foregoing.

                  "Designated Senior Debt" means any Senior Debt permitted under the Indenture the principal amount of which is $100 million or more and that has been designated by the Company as "Designated Senior Debt."

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

                  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under:

                  (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

                  (2) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

                  "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

                  "Lien" means any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

                  "Make-Whole Premium" means, with respect to any Notes at any Redemption Date, the excess, if any, of (a) the present value of the sum of the principal amount and premium, if any, that would be payable on such Notes on its maturity date and all remaining interest payments (not including any portion of such payments of interest accrued as of the Redemption Date) to and including such maturity date, discounted on a semi-annual bond equivalent basis from such maturity date to the Redemption Date at a per annum interest rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the date of such redemption), plus 50 basis points, over (b) the principal amount of the Note being redeemed.

                  "Non-Payment Default" means any Event of Default (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Debt.

                  "Non-recourse Debt" means Debt the terms of which provide that the lender's claim for repayment of such Debt is limited solely to a claim against the property which secures such Debt.

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

                  "Pari Passu Debt" means any Debt of the Company which ranks PARI PASSU in right of payment to the Notes.

                  "Payment Default" means any default in payment (whether at Stated Maturity, upon scheduled installment, by acceleration or otherwise) of principal of, premium, if any, or interest on Designated Senior Debt.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

                  "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $25 million or 2% of Consolidated Net Tangible Assets of the Company.

                  "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the stated maturity of the Notes or is redeemable at the option of the Holder thereof at any time prior to the stated maturity of the Notes, or is convertible into or exchangeable for debt securities at any time prior to the stated maturity of the Notes.

                  "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America (x) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (y) in which the investment of the Company and all its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (x) or (y), (i) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, and (ii) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary.

                  "Senior Debt" means (a) all Debt outstanding under Credit Facilities and all Hedging Obligations with respect thereto; (b) any other Debt, unless the instrument under which such Debt is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes or to other Debt which ranks equally with, or is subordinated to, the Notes; and (c) all Obligations with respect to the items listed in the preceding clauses (a) and (b). Notwithstanding anything to the contrary in the preceding, Senior Debt will not include: (1) any liability for Federal, state, local and other taxes owed or owing by the Company; (2) any Debt of the Company to any of its Subsidiaries or other Affiliates; or (3) any trade payables.

                  "Significant Subsidiary" of the Company means any Restricted Subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1.02(v) of Regulation S-X under the Securities Act.

                  "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly owned by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

                  "Treasury Securities" mean any investment in obligations issued or guaranteed by the United States government or any agency thereof.

                  "Treasury Yield" means the yield to maturity at the time of computation of Treasury Securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two business days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Notes, PROVIDED that if the average life of the Notes is not equal to the constant maturity of a Treasury Security for which a weekly average yield is given, the Treasury yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of Treasury Securities for which such yields are given, except that if the average life of the Notes is less than one year, the weekly average yield on actually traded Treasury Securities adjusted to a constant maturity of one year shall be used.

                  "wholly owned" with respect to any Subsidiary, means any Subsidiary of any Person of which at least 99% of the outstanding Capital Stock is owned by such Person or another wholly-owned Subsidiary of such Person. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

                  (15) The Notes shall be issuable only as Registered Securities in permanent global forms (without coupons). Beneficial owners of interests in the Global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 3.04(c) of the Indenture. The Depository Trust Company shall be the U.S. Depositary with respect to each Global Note. The form of such Global Notes attached hereto as Exhibit A is hereby approved.

                  (16) The Notes shall not be issuable as Bearer Securities.

                  (17) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

                  (18) Article Fifteen of the Indenture shall be applicable to the Notes.

                  (19) The Notes shall not be issuable in definitive form except under the circumstances described in Section 3.04 of the Indenture.

                  (20) The Notes will be authenticated and delivered as provided in Section 3.03 of the Indenture.

                  (21) The Notes shall not be convertible into Common Stock or other securities or property of the Company.

                  (22) Compliance with the covenants set forth in paragraph 14(B) and 14 (C) above may not be waived by the Trustee unless the holders of at least a majority in principal amount of all outstanding Notes consent to such waiver as set forth in the Indenture; PROVIDED, HOWEVER, that the Company need not comply with such covenants in the event it elects to comply with the provisions of Article Fifteen set forth in the

         Indenture. The Trustee may amend the terms of such covenants with the written consent of the holders of not less than a majority in principal amount of outstanding Notes as set forth in the Indenture.

                  (23) Each holder of a Note, by accepting any Note, shall be deemed to have agreed to be bound by the requirements imposed on holders of Debt Securities of the Company by the gaming authority of any jurisdiction of which the Company or any of its subsidiaries conducts or proposes to conduct gaming activities.

                  (24) To the extent that any of the terms set forth in paragraphs 1 through 23 above are inconsistent with the Indenture, the terms in paragraphs 1 through 23 above shall govern.

                  B. The form of the Notes attached hereto as Exhibit A is approved.

                  C. The foregoing form and terms of the Notes have been established in conformity with the provisions of the Indenture.

                  D. Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the Notes and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Notes have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

                  IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 12th day of September, 2000.

                                       PARK PLACE ENTERTAINMENT CORPORATION,
                                       a Delaware corporation



                                       By: /s/ SCOTT A. LAPORTA
                                          --------------------------------
                                       Name:  Scott A. LaPorta
                                       Title: Executive Vice President and
                                              Chief Financial Officer



                                       By: /s/ WES ALLISON
                                          --------------------------------
                                       Name: Wes Allison
                                       Title: Vice President and Controller